EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Real Value Estates, Inc. (the "Company") on Form 10-K for the period ended May 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: July 28, 2009
                                          /s/ Marina Karpilovski
                                          --------------------------------------
                                          Marina Karpilovski
                                          Principal Financial Officer